EXHIBIT 21.1

Subsidiaries of the registrant

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China Direct Investments, Inc., a Florida corporation, and a wholly owned subsidiary of China Direct,

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CDI China, Inc., a Florida corporation, and a wholly owned subsidiary of China Direct,

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CDI Shanghai Management Co., Ltd., a Chinese limited liability company and a wholly owned subsidiary of CDI China,

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Capital One Resource Co., Ltd., a Brunei company, and a wholly owned subsidiary of CDI Shanghai Management,

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Shanghai Lang Chemical Co., Ltd. a Chinese limited liability company, and a 51% majority owned Taiyuan Changxin Magnesium Co., Ltd., a Chinese limited liability company and a 51% majority owned subsidiary of CDI China,

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Taiyuan Changxin YiWei Trading Co., Ltd., a Chinese limited liability company and a wholly owned subsidiary of Chang Magnesium,

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Excel Rise Technology Co., Ltd., a Brunei company and a wholly owned subsidiary of Chang Magnesium,

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CDI Magnesium Co., Ltd., a Brunei company and a 51% majority owned subsidiary of CDI China,

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Asia Magnesium Corporation Ltd., a Hong Kong limited liability company and a wholly owned subsidiary of Capital One Resource

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Shanxi Gu County Golden Magnesium Co., Ltd., a Chinese limited liability company formerly referred by us in filings and press releases as “Jinwei Magnesium” and a 52% majority owned subsidiary of Asia Magnesium,

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Pan Asia Magnesium Co., Ltd., a Chinese limited liability company and a 51% majority owned subsidiary of CDI China,

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Baotou Changxin Magnesium Co., Ltd., a Chinese limited liability company and a 51% majority owned subsidiary of CDI China,

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CDI Clean Technology Group, Inc., a Florida corporation formerly known as Jinan Alternative Energy Group Corp., and a wholly owned subsidiary of CDI China,

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Shandong CDI Wanda New Energy Co., Ltd., a Chinese limited liability company and a 51% majority owned subsidiary of CDI Clean Technology,

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Yantai CDI Wanda Renewable Resources Co., Ltd., a Chinese limited liability company and a 52% majority owned subsidiary of CDI Wanda,

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CDI Jingkun Zinc Industry Co., Ltd., a Chinese limited liability company and a 95% majority owned subsidiary of CDI Shanghai Management,

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CDI Jixiang Metal Co., Ltd., a Chinese limited liability company and a wholly owned subsidiary of CDI China

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Shanghai CDI Metal Recycling Co., Ltd., a Chinese limited liability company and an 83% majority owned subsidiary of CDI Shanghai Management.